DEFERRED COMPENSATION AGREEMENT

This Agreement confirms the previously agreed to terms concerning deferred compensation between Trilogy International, Inc. ("Company") and Stephen Berardi ("Employee").

Whereas, Employee was hired on December 1, 1998 at an annual salary of $100,000.00 and

Whereas, Employee agreed to defer payment of 25% of his salary for the period from May 1, 1999 through December, 1999, and not demand payment of said deferred salary until such time as the Company has been profitable for two consecutive months and then to accept payment of the accrued salary due at that time in 4 monthly installments pari pasu with all other employees of the Company that have made like concessions,

The Company, therefore, has agreed to issue to Employee 3,000 Shares of Trilogy International Common Stock and to accrue interest on said deferred salary at an annual rate of 12% from September 1, 1999 until paid as consideration for the above salary concessions made by Employee.

AGREED______________________               DATE_____________________________
      Carol Berardi, President
      For: Trilogy International, Inc.
        ("Company")

AGREED_______________________         DATE _____________________________
        Stephen Berardi


                        DEFERRED COMPENSATION AGREEMENT

This Agreement confirms the previously agreed to terms concerning deferred compensation between Trilogy International, Inc. ("Company") and Stephen Berardi ("Employee").

Whereas, Employee relocated from New Jersey and worked with the Company from May 1998 through November, 1998 for nominal consideration, and

Whereas, Employee was formally hired on December 1, 1998 at an annual salary of $100,000.00 and

Whereas, Employee agreed to defer payment of 100% of his salary for the period from December 1, 1998 through March 31, 1999, and not demand payment of said deferred salary until such time as the Company has been profitable for two consecutive months and then to accept payment of the accrued salary due at that time in 4 monthly installments pari pasu with all other employees of the Company that have made like concessions,

The Company, therefore, has agreed to issue to Employee 50,000 Options to purchase Trilogy International Common Stock @ $.25 per share as consideration for the above salary concessions made by Employee.

AGREED______________________               DATE_____________________________
      Carol Berardi, President
      For: Trilogy International, Inc.
          ("Company")

AGREED_______________________         DATE _____________________________
         Stephen Berardi



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